Fees Summary	Aug. 19, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 14,194.22
Total Fee Amount	14,858.02
Total Transaction Valuation	97,047,788.21
Total Offset Amount	0.00
Net Fee	$ 663.80